
RAND
LOGISTICS, INC.
SAGINAW
SAGINAW



Rand Logistics, Inc. (NASDAQ: RLOG)
Third Quarter FY2014
Earnings Conference Call
February 6, 2014
8:30 a.m. ET

Forward-Looking Statements



This presentation contains forward-looking statements. For all forward-looking statements, we claim the protection of the Safe Harbor for Forward-Looking Statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated. Future events and actual results, affecting our strategic plan as well as our financial position, results of operations and cash flows, could differ materially from those described in or contemplated by the forward-looking statements. Important factors that contribute to such risks include, but are not limited to, the effect of the economic downturn in our markets; the weather conditions on the Great Lakes; and our ability to maintain and replace our vessels as they age.

For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Rand's Annual Report on Form 10-K as filed with the Securities and Exchange Commission on June 12, 2013

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RAND
LOGISTICS, INC.



Agenda

- **Introduction**
  Laurence Levy, Executive Chairman

- **Business Environment and Operational Overview**
  Scott Bravener, President of Lower Lakes

- **Financial Overview**
  Joe McHugh, Chief Financial Officer

- **Fiscal Year 2015 Insights and Outlook**
  Ed Levy, President of Rand Logistics

RAND LOGISTICS, INC.

Introduction
Laurence Levy



- **Solid Operating Performance in Q3 FY 2014 Despite Challenging Operating Environment**
  - Operating income plus depreciation and amortization up 15.3% to $13.1 million
  - Tonnage carried increased 3.4% (6.7% YTD) (despite one less vessel in operation)
  - Vessel operating costs per Sailing Day reduced by approximately 6.4%
  - Weather and ice delays also impacted profitability
- **Improved Operating Reliability of Fleet**
  - Recent investments yielding improvements
  - Vessel downtime reduced
  - Helping to offset challenging demand and weather
- **Demand Environment Improving**
- **Successfully Leveraging Network to Capture Market Share**
  - New business awards for 2014 sailing season should help rebalance commodity mix and improve trade patterns
  - Anticipate sailing 15 vessels
  - Operating efficiencies should enhance vessel margin per day in 2014 sailing season

Q3 HIGHLIGHTS:	
Tonnage hauled:	+3.4%
Salt tonnage :	-18.4%
Aggregates tonnage:	+13.3%
Iron ore tonnage:	-28.0%
Marine Freight Revenue:	+6.8%
Sailing Days:	+0.8% / +11 days
Vessels Operated:	15 vs. 16
Mechanical Delays:	-37%
Vessel operating costs/day:	-$1,629
Vessel margin/day (YTD):	$12,927
Operating Income plus D&A	+15.3%

RAND
LOGISTICS, INC.

The Great Lakes Market: Competitive Dynamics



Type of Vessel	Vessel Physical Characteristics	Commodities	Primary Participants/# of Vessels	
			U.S. Flagged	Canadian Flagged
"Thousand Footers"	– 1,000 feet in length – 60,000 ton capacity	– Iron Ore – Western Coal	American Steamship (GATX)/6 Great Lakes Fleet (CN)/3 Interlake Steamship/4	None
40,000 Ton Class	– 800 feet in length	– Iron Ore – Western Coal	American Steamship (GATX)/1 Great Lakes Fleet/1	None
Mid-Class/Seaway Max	– 650 – 826 feet in length – 20,000 – 30,000 ton capacity	– Iron Ore – Coal (western and eastern) – Aggregates (metallurgical) – Grain	American Steamship (GATX)/7[1] Great Lakes Fleet (CN)/4 Interlake Steamship/4 VTB/ULT/2 Central Marine (Arcelor Mittal)/2 Rand/2	Algoma Central/16 Canada Steamship Lines/12[2] Rand/1
River Class	– 620 – 650 feet in length – 17,000 - 22,000 ton capacity	– Aggregates (construction) – Salt – Coal (western and eastern) – Iron Ore – Grain	Rand/5 American Steamship (GATX)/3 Great Lakes Fleet (CN)/1 Interlake Steamship/1	Rand/4 Algoma Central/3[2]
Bulk Carriers	– Not capable of self-unloading	– Grain – Iron Ore	Interlake/1 Central Marine (Arcelor Mittal)/1	Rand/4 Algoma Central/6[2] Canada Steamship Lines/8

[1] Includes 3 inactive steam powered vessels
[2] Includes 2 inactive vessels

RAND
LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



2013 Sailing Season was Challenging

- Commodity mix not optimal
- Demand was adequate but erratic
- Unable to optimize trade patterns due to factors outside our control
- Unable to maximize time vessels were in efficient revenue loaded condition

Operational Execution of Business was Improved

- Tonnage carried increased by 6.7%
- Lost Sailing Days due to incidents down approximately 85%
- Lost time due to mechanical delays down by over 33%
- Fully integrated new vessel
- Reduced operating expenses per day
- Secured new business and increased market share

Business Environment and Operational Overview
Scott Bravener



Three Months ended December 2013

- Operated 15 vessels compared to 16 vessels in prior year period
- Vessels sailed average of 91 Sailing Days compared to 85 in year ago period
- Fleet utilization 99.3% versus 92.3%
- Delay days totaled 178 days versus 160 days in prior year period
  - Mechanical delays were down 16 days or 37%, offset by an increase of 34 days related to traffic, dock and weather delays
  - Delay Days were 13.0% of actual Sailing Days versus 11.8% in prior year period
- Vessel operating expenses per day declined by 6.4%, or $1,629
- Vessel margin per day before winter work was $11,675 compared to $10,776

Nine Months ended December 2013

- Vessels sailed average of 261 Sailing Days compared to 243 in year ago period
- Fleet utilization 95.0% versus 88.4%
- Delay Days totaled 400 days versus 354 days in prior year period
  - Mechanical delays were down 41 days or 33%, offset by an increase of 87 days related to traffic, dock and weather delays
  - Delay Days were 10.2% of actual Sailing Days versus 9.5% in prior year period
- Lost Sailing Days due to incidents equaled 23 days or 0.6% versus 149 days or 4.0%
- Vessel operating expenses per day declined 7.8%, or $2,087
- Vessel margin per day before winter work was $12,927 compared to $13,031

RAND LOGISTICS, INC.

Summary Historical Financial Results





Marine Freight Rev/Day
Vessel Operating Exp/Day*
G&A/Day **
Repair & Maintenance/Day
$/Day
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
$24,622
$19,025
$3,704
$1,333
$27,266
$16,583
$3,222
$1,640
$27,087
$15,763
$2,934
$1,692
$27,092
$16,988
$2,963
$1,635
$28,922
$15,691
$2,963
$1,929
$30,035
$17,209
$3,436
$2,129
$30,935
$18,198
$3,205
$2,085
FY2008
FY2009
FY2010
FY2011
FY2012
FY2013
LTM Dec 2013

Sailing Days	**2,883**	**3,148**	**3,143**	**3,338**	**3,721**	**3,922**	**4,122**
# of Vessels	**13**	**12**	**12**	**12**	**14**	**16**	**15**

* **Vessel Operating Exp** is net of fuel surcharge revenue
** **G&A** excludes Lender Amendment Fee in FY2010

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



Great Lakes Dry-Bulk Cargo Carriage – December YTD
(net tons in thousands)



Iron Ore
62,000
61,000
60,000
59,000
58,000
57,000
56,000
61,599
59,622
-2.2%
58,303
2012
YTD 5-Yr Average
2013



Limestone
29,000
28,500
28,000
27,500
27,000
26,500
26,000
27,145
28,887
-4.4%
27,606
2012
YTD 5-Yr Average
2013



Coal
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
25,348
31,184
-21.0%
24,634
2012
YTD 5-Yr Average
2013

Rand total tonnage for December YTD FY2014 increased by 6.7% year-over-year, excluding outside voyage charter.

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



Rand Tonnage by Cargo

Q3 FY2013


Coke 1.1%
Slag 1.1%
Pet Coke 1.0%
Oxide 0.8%
Salt 10.3%
Coal 11.6%
Aggregates 41.4%
Grain 13.5%
Ore 19.2%
Aggregates
Ore
Grain
Coal
Salt
Coke
Slag
Pet Coke
Oxide

Q3 FY2014


Coke 1.0%
Slag 1.6%
Pet Coke 0.7%
Oxide 0.3%
Salt 8.2%
Coal 13.2%
Aggregates 45.3%
Grain 16.3%
Ore 13.4%
Aggregates
Ore
Grain
Coal
Salt
Coke
Slag
Pet Coke
Oxide

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



Rand Tonnage by Cargo

Dec YTD FY2013



Slag 1.4%
Pet Coke 0.6%
Coke 0.6%
Oxide 0.3%
Salt 8.2%
Grain 9.4%
Ore 13.8%
Coal 13.9%
Aggregates 51.8%
Aggregates
Coal
Ore
Grain
Salt
Slag
Pet Coke
Coke
Oxide

Dec YTD FY2014



Slag 2.0%
Pet Coke 0.9%
Coke 0.5%
Oxide 0.6%
Salt 9.6%
Grain 11.1%
Ore 11.0%
Coal 12.4%
Aggregates 51.9%
Aggregates
Coal
Ore
Grain
Salt
Slag
Pet Coke
Coke
Oxide

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



Key Metrics
Q3 FY2014 vs. Q3 FY2013


Sailing Days
1,600
1,400
1,200
1,000
800
1,359
0.8%
1,370
Q3 FY2013
Q3 FY2014


Marine Freight Revenue per Day
32,000
30,000
28,000
26,000
24,000
22,000
20,000
27,480
5.9%
29,101
Q3 FY2013
Q3 FY2014


Delay Days
250
200
150
100
50
0
160
11.3%
178
Q3 FY2013
Q3 FY2014

- Our vessel utilization increased from 92% in Q3 FY2013 to 99% in Q3 FY2014 of the theoretical maximum of 1,380 Sailing Days.
- Delay days measure the lost time incurred by our vessels while in operation. The measure includes inclement weather, dock delays, traffic congestion and vessel mechanical delays.
- Our lost time factor, which is delay days as a percentage of Sailing Days, increased from 11.8% in Q3 FY2013 to 13.0% in Q3 FY2014.

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



Key Metrics
Nine Months Ended December 2012 vs. December 2013



Sailing Days
5,000
4,000
3,000
2,000
1,000
3,718
5.4%
3,918
Dec YTD FY2013
Dec YTD FY2014



Marine Freight Revenue per Day
32,000
30,000
28,000
26,000
30,315
3.1%
31,248
Dec YTD FY2013
Dec YTD FY2014



Delay Days
500
400
300
200
100
0
354
13.0%
400
Dec YTD FY2013
Dec YTD FY2014

- Our vessel utilization increased from 88% for Dec. YTD FY2013 to 95% for Dec YTD FY2014 of the theoretical maximum of 4,125 Sailing Days.
- Delay days measure the lost time incurred by our vessels while in operation. The measure includes inclement weather, dock delays, traffic congestion and vessel mechanical delays.
- Our lost time factor, which is delay days as a percentage of Sailing Days, increased from 9.5% for Dec. YTD FY2013 to 10.2% for Dec. YTD FY2014.

RAND LOGISTICS, INC.

Financial Overview
Joe McHugh



	Three Months Ended December 31, 2013	Three Months Ended December 31, 2012
Sailing Days	1,370	1,359
Freight Revenue/Sailing Day	$29,101	$27,480
(Vessel Operating Expenses less Fuel and Other Surcharge Revenue)/Sailing Day	$17,426	$16,704
G&A (in millions)	$2.9	$3.1
Average F/X Rate	$0.953 USD per CAD	$1.009 USD per CAD

RAND LOGISTICS, INC.

Financial Overview
Joe McHugh



	Nine Months Ended December 31, 2013	Nine Months Ended December 31, 2012
Sailing Days	3,918	3,718
Freight Revenue/Sailing Day	$31,248	$30,315
(Vessel Operating Expenses less Fuel and Other Surcharge Revenue)/Sailing Day	$18,321	$17,284
Repairs and Maintenance Expenses/Sailing Days	$258	$206
G&A (in millions)	$9.0	$9.3
Average F/X Rate	$0.964 USD per CAD	$1.002 USD per CAD



RAND LOGISTICS, INC.

Financial Overview
Joe McHugh



Operating Income Plus Depreciation and Amortization Bridge
Q3 FY2014 Actual vs. Q3 FY2013 Actual
(U.S. Dollars 000's)
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$11,342
$2,157
$75
$497
$13,077
Q3 FY2013 Actual
Commodity Mix offset & Increased Sailing Days Impact/Others
Mechanical Incidents
Currency Translation
Q3 FY2014 Actual

RAND LOGISTICS, INC.

Financial Overview
Joe McHugh



Operating Income Plus Depreciation and Amortization Bridge
Dec YTD FY2014 vs. Dec YTD FY2013
(U.S. Dollars 000's)
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$38,349
$1,250
$2,350
($1,034)
($258)
$40,657
Dec. YTD FY2013 Actual
Mechanical Incidents
Commodity Mix offset & Increased Sailing Days Impact/Others
Currency Translation
Layup/Fitout & Winter Work
Dec. YTD FY2014 Actual

RAND LOGISTICS, INC.

Financial Overview
Joe McHugh





Operating Income Plus Depreciation and Amortization*
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
FY08 Q1
FY08 Q2
FY08 Q3
FY08 Q4
FY09 Q1
FY09 Q2
FY09 Q3
FY09 Q4
FY10 Q1
FY10 Q2
FY10 Q3
FY10 Q4
FY11 Q1
FY11 Q2
FY11 Q3
FY11 Q4
FY12 Q1
FY12 Q2
FY12 Q3
FY12 Q4
FY13 Q1
FY13 Q2
FY13 Q3
FY13 Q4
FY14 Q1
FY14 Q2
FY14 Q3
Trailing Four Quarters Operating Income plus Depreciation and Amortization

* Excludes Lender Amendment Fee of $446K incurred in FY2010 and acquisition related costs in FY2011

RAND LOGISTICS, INC.

Fiscal Year 2015 Insights and Outlook
Ed Levy



- Substantially Renewed Existing Material Customer Contracts that were Up for Renewal
- Significant New Business Awarded for 2014 Sailing Season
  - Secured in excess of 250 sailing days of long-term contractual business
  - Expected to rebalance commodity mix, optimize scheduling and trade patterns and improve efficiencies
- Customer Tonnage Nominations for 2014 Sailing Season Reflect Improved Demand Climate
  - Tonnage projected to increase 14% to 24.5 million tons
  - Aggregates demand to see modest improvement
  - Iron ore demand to increase materially
  - Salt tonnage to be driven by new business win and anticipated restocking
  - Grain business to benefit from record crop and improved utilization of our largest bulk carrier
  - Coal tonnage to benefit from new contract

RAND LOGISTICS, INC.

Fiscal Year 2015 Insights and Outlook
Ed Levy



- Currently Budgeting Operating 3,993 days in 2014 Sailing Season versus 3,918 days in 2013 Sailing Season
- Capital Expenditures and Dry Docking Estimated at $13 million for Fiscal 2015
- Trip Reporting System to Maximize Efficiency of Scheduling
  - Application installed and tested
  - Fleet wide for 2014 Sailing Season
- Discussions Advancing to Refinance Preferred Dividends

RAND LOGISTICS, INC.